As filed with the Securities and Exchange Commission on September 15, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐

Preliminary Proxy Statement.

☐

Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐

Definitive Proxy Statement.

☒

Definitive Additional Materials.

☐

Soliciting Material Pursuant to § 240.14a-12.

UM INVESTMENT TRUST

(Name of Registrant as Specified in its Charter)

_______________________Not Applicable_______________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

☐

Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)      Date Filed:

<Address of actual advisor here>

<Address of actual advisor here>

<Address of actual advisor here>

<Address of actual advisor here>

September 14, 2009

Dear <name of advisor here>:

Please find enclosed proxy materials for the Special Meeting of Shareholders of UM Investment Trust to be held on October 6, 2009.  The Fund has informed us that you are the advisor for the shareholders shown on the attached list, and have voting discretion for these specific accounts.

The proxy cards for these accounts for which you have voting discretion are enclosed along with a copy of the Notice of Proxy and Proxy Statement dated August 31, 2009.

You may cast your votes in one of two ways:

Option 1:  If you wish to vote all of the attached accounts in the same manner, you may simply indicate that vote below in this letter, sign it in the space provided and (a) return it in the enclosed postage paid envelope provided, or (b) fax it, toll-free to our proxy agent, Broadridge Financial Solutions,  at 781-740-3430.

Option 2:  If you wish to vote each account individually, mark your votes on each account’s proxy card, and sign the card and return the cards by using the enclosed postage paid envelope, or follow the instructions shown on the front of the ballot to vote either via the Internet our Touchtone phone system.

Your vote is important.  Thank you for your prompt attention to this matter.

AUTHORIZATION TO VOTE ALL PROXIES RECEIVED.

By my signature hereunder, I acknowledge that I have received a copy of the Notice of Proxy and Proxy Statement for the Special Meeting of Shareholders of UM Investment Trust to be held on October 6, 2009 and hereby instruct Broadridge Financial Solutions to vote all shares represented by the proxy cards received by us with this letter as indicated below:

Proposal 1
	FOR	AGAINST	ABSTAIN
1. To approve a new sub advisory agreement between J.P. Morgan Investment Management, Inc., the Fund’s investment adviser, and Cadogan Management, LLC: and
2. To consider and act upon such other business as may properly come before the meeting and any adjournments thereof.

Authorized Signature: __________________________________

Title: _______________________________Date: ____________

 JP UM IT

J.P. Morgan Asset Management
Undiscovered Managers Multi-Strategy Fund Script
Draft Solicitation Script

Meeting Date October 6th, 2009

Toll Free Phone # 1-866-450-8470

Greeting :

Hello, is Mr./Ms. ____________________________ available please?

Hi Mr./Ms. ____________________________, my name is ____________________________ and I am calling on behalf of the J.P. Morgan Asset Management, regarding the Undiscovered Managers Multi-Strategy Fund, this call will be recorded.  Recently we sent you proxy materials for the upcoming Special Meeting of Shareholders to be held on October 6th, 2009 and have not received your proxy.  Your Fund’s Board of Trustees is recommending that you vote in favor of the proposal.  Would you like to vote along with the recommendations of the board?

For the record, would you please state your full name and mailing address?

Again, my name is ____________________________, a proxy voting specialist calling on behalf of J.P. Morgan Asset Management, regarding the Undiscovered Managers Multi-Strategy Fund. Today’s date is       and the time is      Eastern Time.

Mr./Ms. ____________________________, I have recorded your [FAVORABLE / AGAINST / ABSTAIN] vote for all of your Undiscovered Managers Multi-Strategy Fund accounts and will be sending you a written confirmation for each.  If you wish to make any changes you may contact us by calling 1-866-450-8470.  Thank you very much for your participation and have a great day/evening.

If Not Received

I can resend the materials to you. Do you have an email address this can be sent to?

(If yes: Type email address in the notes and read it back phonetically to the shareholder) (If not, continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at 1-866-450-8470.  We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the Meeting as scheduled. By voting now you will help the Fund save on the cost of additional mailings and calls to shareholders.

If Not Interested, use rebuttal:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important.  We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the Meeting as scheduled. By voting now you will help the Fund save on the cost of additional mailings and calls to shareholders.    Please fill out and return your proxy card at your earliest convenience.  If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:

Hello, my name is ____________________ and I am a proxy voting specialist calling on behalf of J.P. Morgan Asset Management for the Undiscovered Managers Multi-Strategy Fund. You should have received proxy material in the mail concerning the Special Meeting of Shareholders to be held on October 6th, 2009.

Your participation is very important.  We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the Meeting as scheduled. By voting now you will help the Fund save on the cost of additional mailings and calls to shareholders.  To vote over the telephone, call toll-free at 1-866-450-8470 and a proxy voting specialist will assist you with voting your shares.  Specialists are available Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00AM to 6:00 PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

AUTOMATED ANSWERING MACHINE MESSAGE:

Hello, this is the Broadridge Proxy Service Center calling with an important message on behalf J.P. Morgan Asset Management for the Undiscovered Managers Multi-Strategy Fund. You should have received proxy material in the mail concerning the Special Meeting of Shareholders to be held on October 6th, 2009.

Your participation is very important. We urge you to vote as soon as possible in order to allow the Fund to obtain a sufficient number of votes to hold the Meeting as scheduled. By voting now you will help the Fund save on the cost of additional mailings and calls to shareholders.   To vote over the telephone, call toll-free at 1-866-450-8470 and a proxy voting specialist will assist you with voting your shares.  Specialists are available   Monday through Friday, 9:30 AM – 9:00 PM and Saturday 10:00AM – 6:00 PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING

“Thank you for calling the Broadridge Proxy Services Center for the Undiscovered Managers Multi-Strategy Fund which is a J.P Morgan Asset Management product.  Our offices are now closed.  Please call us back during our normal business hours  which are, Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00 AM to 6:00 PM  Eastern Time.  Thank you.”

 INBOUND - CALL IN QUEUE MESSAGE

“Thank you for calling the Broadridge Proxy Services Center for the Undiscovered Managers Multi-Strategy Fund which is a J.P Morgan Asset Management product. Our proxy specialists are currently assisting other shareholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE

“Thank you for calling the Broadridge Proxy Services Center for the Undiscovered Managers Multi-Strategy Fund which is a J.P Morgan Asset Management product. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about the Undiscovered Managers Multi-Strategy Fund, please contact your Financial Advisor or call the Undiscovered Managers Multi-Strategy Fund at (fund telephone number). Thank you for investing with the J.P Morgan Asset Management in the Undiscovered Managers Multi-Strategy Fund."